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                                                                    Exhibit 10.6

                                                                  EXECUTION COPY

          AMENDMENT No. 2 (this "AMENDMENT") dated as of May 5, 2003, to the CREDIT AGREEMENT dated as of November 28, 2001, as amended and restated as of April 10, 2002, and as further amended as of December 19, 2002 (the "CREDIT AGREEMENT"), among SALT HOLDINGS CORPORATION, COMPASS MINERALS GROUP, INC., SIFTO CANADA INC., SALT UNION LIMITED, the LENDERS from time to time party thereto, JPMORGAN CHASE BANK, as Administrative Agent, J.P. MORGAN BANK CANADA, as Canadian Agent, and J.P. MORGAN EUROPE LIMITED (formerly known as CHASE MANHATTAN INTERNATIONAL LIMITED), as UK Agent.

     A. Pursuant to the Credit Agreement, the Lenders have extended credit to the Borrowers, and have agreed to extend credit to the Borrowers, in each case pursuant to the terms and subject to the conditions set forth therein.

     B. Holdings has requested that the Lenders agree to amend certain provisions of the Credit Agreement pursuant to the terms and subject to the conditions set forth herein to permit the US Borrower to use the proceeds of a US Revolving Borrowing in an aggregate principal amount of up to $60,000,000 to pay Permitted Dividends (as defined below). Holdings has further requested that the Lenders agree to amend certain provisions of the Credit Agreement pursuant to the terms and subject to the conditions set forth herein to permit the US Borrower to incur Indebtedness, in an aggregate principal amount of not more than $60,000,000, in the form of either (a) additional terms loans under the Credit Agreement (as amended hereby) or (b) additional unsecured subordinated Indebtedness (all Indebtedness that may be incurred by the US Borrower pursuant to this Recital B, "PERMITTED DIVIDEND INDEBTEDNESS"), to pay Permitted Dividends.

     C. Holdings has requested that the Lenders agree to amend certain provisions of the Credit Agreement pursuant to the terms and subject to the conditions set forth herein to permit (a) the payment by the US Borrower of Dividends to Holdings in an aggregate amount of not more than $120,000,000 paid out of (x) the proceeds of Permitted Dividend Indebtedness and (y) cash on hand of the US Borrower (such Dividends, the "PERMITTED US BORROWER DIVIDENDS"), and (b) the payment by Holdings of Dividends and the repurchase or repayment by Holdings of Indebtedness of Holdings owing to Persons other than the Apollo Group or Management Participants (collectively such other Persons, "PERMITTED RECIPIENTS") with the proceeds of the Permitted US Borrower Dividends, provided that not more than $60,000,000 of such proceeds may be used to pay a pro rata dividend or distribution in respect of Holdings's common stock and the remaining amount shall be used to pay Dividends in respect of equity interests in Holdings held by Permitted Recipients and to repurchase or repay Indebtedness of Holdings to Permitted Recipients (such Dividends and repurchase or repayment of Indebtedness payable by Holdings together with the Permitted US Borrower Dividends, "PERMITTED DIVIDENDS").

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     D.  The undersigned Lenders are willing, pursuant to the terms and subject to the conditions set forth herein, so to amend the Credit Agreement.

     E. J.P. Morgan Bank Canada has requested to resign from the performance of all its functions and duties as Canadian Agent under the Credit Agreement and under the other Credit Documents and Holdings and the Required Lenders are willing to appoint JPMorgan Chase Bank, Toronto Branch, as successor Canadian Agent thereunder.

     F. Capitalized terms used but not defined herein shall have the respective meanings assigned to them in the Credit Agreement (as amended hereby).

     Accordingly, in consideration of the mutual agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and subject to the conditions set forth herein, the parties hereto hereby agree as follows:

     SECTION 1. AMENDMENTS TO SECTION 1.01. Section 1.01 of the Credit Agreement is hereby amended by inserting the following definitions in the appropriate alphabetical order to read as follows:

          "ADDITIONAL LENDER" shall have the meaning provided in Section 2.23.

          "INCREMENTAL TERM LOAN AMENDMENT" shall have the meaning provided in Section 2.23.

          "INCREMENTAL TERM LOAN COMMITMENTS" shall have the meaning provided in Section 2.23.

          "INCREMENTAL TERM LOANS" shall have the meaning provided in Section 2.23.

          "PERMITTED DIVIDENDS" shall mean (a) the Permitted US Borrower Dividends and (b) the Permitted Holdings Dividends.

          "PERMITTED DIVIDEND INDEBTEDNESS" shall mean (a) a US Revolving Borrowing in an aggregate principal amount of not more than $60,000,000,
     (b) Incremental Term Loans in an aggregate principal amount of not more than (x) $60,000,000 less (y) the aggregate principal amount of Subordinated Repurchase Indebtedness (whether previously issued or to be issued concurrently with the incurrence of the Incremental Term Loans) and
     (c) Subordinated Repurchase Indebtedness in an aggregate principal amount of not more than (x) $60,000,000 less (y) the aggregate principal amount of all Incremental Term Loans (whether previously incurred or to be incurred concurrently with the incurrence of such Subordinated Repurchase Indebtedness); PROVIDED that the aggregate amount of Permitted Dividend Indebtedness shall in no event exceed (x) $120,000,000 less (y) the cash on hand of the US Borrower to be used to pay the Permitted US Borrower Dividends (except to the extent such cash is used to pay the Permitted US Borrower Dividends as a result of the payment of transaction costs incurred in connection

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     with the Permitted Dividend Indebtedness from the proceeds of such
     Permitted Dividend Indebtedness).

          "PERMITTED HOLDINGS DIVIDENDS" shall mean the payment by Holdings of Dividends and the repurchase or repayment by Holdings of Indebtedness of Holdings owing to Permitted Recipients with the proceeds of the Permitted US Borrower Dividends; PROVIDED that not more than $60,000,000 of such proceeds may be used to pay a pro rata dividend or distribution in respect of Holdings's common stock and the remaining amount shall be used to pay Dividends in respect of equity interests in Holdings held by Permitted Recipients and to repurchase or repay Indebtedness of Holdings to Permitted Recipients.

          "PERMITTED RECIPIENTS" shall mean Persons other than the Apollo Group or Management Participants.

          "PERMITTED US BORROWER DIVIDENDS" shall mean the payment by the US Borrower of Dividends to Holdings in an aggregate amount of not more than $120,000,000 paid out of (x) the proceeds of Permitted Dividend Indebtedness and (y) cash on hand of the US Borrower.

          "SUBORDINATED REPURCHASE INDEBTEDNESS" shall mean unsecured subordinated Indebtedness of the US Borrower reasonably satisfactory to the Administrative Agent (i) that is subordinated to the Obligations at least to the same extent as the Senior Subordinated Notes are subordinated to the Obligations, (ii) that contains payment blockage provisions that are no less favorable to the Lenders than the payment blockage provisions of the Senior Subordinated Notes, (iii) that otherwise contains terms and conditions (including, without limitation, the maturity thereof, the interest rate applicable thereto (PROVIDED that Subordinated Repurchase Indebtedness may bear interest at a rate or be issued at a discount that together result in a yield that is a market yield at the time of issuance thereof), amortization, defaults, voting rights, covenants and events of default) that are no less favorable to the Lenders than the terms and conditions of the Senior Subordinated Notes and (iv) that shall not be guaranteed by any Subsidiary of Holdings unless such guaranty is subordinated to the Guaranty pursuant to the US Collateral and Guaranty Agreement on terms no less favorable to the Lenders than the subordination provisions of the Senior Subordinated Notes.

          SECTION 2. AMENDMENT TO ARTICLE II. Article II of the Credit Agreement is hereby amended as follows:

          (a) Section 2.12(d) of the Credit Agreement is hereby amended by inserting the following text at the end of the parenthetical beginning on line 3 thereof after the words "as in effect on the Amendment and Restatement Effective Date" and prior to the ")":

          "and Indebtedness constituting Permitted Dividend Indebtedness".

          (b) Article II of the Credit Agreement is further amended hereby by adding the following as Section 2.23:

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          SECTION 2.23.  INCREMENTAL TERM LOANS.  (a)  The US Borrower may at
     any time, by notice to the Administrative Agent (which shall promptly deliver a copy to each of the Lenders), request an additional tranche of term loans (the "INCREMENTAL TERM LOANS"); PROVIDED, that (x) at the time that any such Incremental Term Loan is made (and after giving effect thereto), (i) no Default or Event of Default shall have occurred and be continuing, (ii) the Adjusted Senior Leverage Ratio, on a pro forma basis (including, to the extent any Permitted Acquisition or Subsidiary Redesignation has occurred during the applicable Test Period, giving effect to such Permitted Acquisition and/or Subsidiary Redesignation on a Pro Forma Basis) after giving effect to the incurrence of the Incremental Term Loans (and any additional incurrence of Subordinated Repurchase Indebtedness in connection with a Permitted Dividend to the extent not otherwise reflected on the balance sheet of the US Borrower as of the last day of the most recently ended four fiscal quarters) and the application of the proceeds therefrom, as of the last day of the most recently ended four fiscal quarters of the US Borrower, shall not exceed 2.00 to 1.00,
     (iii) the US Borrower shall be in compliance, on a pro forma basis (including, to the extent any Permitted Acquisition or Subsidiary Redesignation has occurred during the applicable Test Period, giving effect to such Permitted Acquisition and/or Subsidiary Redesignation on a Pro Forma Basis) after giving effect to the incurrence of the Incremental Term Loans (and any additional incurrence of Subordinated Repurchase Indebtedness in connection with a Permitted Dividend to the extent not otherwise reflected on the balance sheet of the US Borrower as of the last day of the most recently ended four fiscal quarters) and the application of the proceeds therefrom, with Section 7.09 and Section 7.10 of the Credit Agreement computed as if such Indebtedness had been outstanding during the most recently ended period of four consecutive fiscal quarters of the US Borrower, (iv) the incurrence of any such Incremental Term Loans has been duly authorized by the US Borrower, and (v) the US Borrower has delivered to the Administrative Agent a certificate to the effect set forth in clauses (i), (ii), (iii) and (iv) above, together with all relevant calculations related thereto; and (y) the US Borrower shall, within five Business Days of the date on which the US Borrower receives the proceeds from the incurrence of any Incremental Term Loans, pay Permitted US Borrower Dividends (and, at the option of the US Borrower, related transaction costs) with such proceeds and Holdings shall promptly thereafter utilize the proceeds of such Permitted Dividend to pay Permitted Holdings Dividends. The Incremental Term Loans (A) shall, subject to the proviso to the definition of Permitted Dividend Indebtedness, be in an aggregate principal amount not in excess of (x) $60,000,000 less (y) the aggregate principal amount of Subordinated Repurchase Indebtedness (whether previously issued or to be issued concurrently with the incurrence of the Incremental Term Loans), (B) shall rank pari passu in right of payment, security and guarantees with the Revolving Loans and the Term Loans, (C) shall not mature earlier than the Term Loan Maturity Date (but may, subject to clause (D) below, have amortization prior to such date), (D) shall not have a weighted average life that is shorter than that of the Term Loans, (E) shall accrue interest at a rate determined at the time the commitments to provide such Incremental Term Loans

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     are obtained (it being understood that the Incremental Term Loans may be priced differently from the Term Loans), and (F) shall, except as set forth above, have terms identical to and be treated the same as the Term Loans for all purposes of the Credit Documents (including with respect to mandatory and voluntary prepayments). In lieu of requesting an additional tranche of term loans, the US Borrower may, in such notice, request that the Incremental Term Loans constitute additional Term Loans which shall have terms identical to the existing Term Loans. Such notice shall set forth (a) the requested amount of Incremental Term Loans, together with all relevant calculations confirming compliance with clause (A) of the second preceding sentence, and (b) the proposed terms of the Incremental Term Loans (or, if applicable, that the US Borrower wishes that the Incremental Term Loans constitute additional Term Loans which shall have terms identical to the existing Term Loans).

          (b) In the event that existing Lenders provide commitments in an aggregate amount less than the total amount of the Incremental Term Loans requested by the US Borrower, the US Borrower may arrange for one or more banks or other financial institutions (any such bank or other financial institution being called an "ADDITIONAL LENDER") to extend commitments to provide Incremental Term Loans in an aggregate amount equal to the unsubscribed amount. All commitments in respect of Incremental Term Loans (the "INCREMENTAL TERM LOAN COMMITMENTS") shall become Commitments under this Agreement pursuant to an amendment (the "INCREMENTAL TERM LOAN AMENDMENT") to this Agreement and, as appropriate, the other Credit Documents, executed by Holdings, the Borrowers and, as appropriate, each other Credit Party, each Lender agreeing to provide such Incremental Term Loan Commitments, if any, each Additional Lender, if any, and the Administrative Agent. The Incremental Term Loan Amendment may, without the consent of any other Lender, effect such amendments to this Agreement and the other Credit Documents as may be necessary or appropriate, in the reasonable opinion of the Administrative Agent, to effect the provisions of this Section. The effectiveness of the Incremental Term Loan Amendment shall be subject to the satisfaction on the date thereof of each of the conditions set forth in Section 4.01 (it being understood that all references to "the time of each such Credit Event" and "the date of such Credit Event" in such Section 4.01 shall be deemed to refer to the effective date of such Incremental Term Loan Amendment) and such other conditions as the parties thereto shall agree (provided that such other conditions shall not contain any financial conditions that are more restrictive on Holdings and the Borrower than those set forth in Section 2.23(a)(x)(ii) and (iii)). No Lender shall be obligated to provide any Incremental Term Loans, unless it so agrees.

          SECTION 3. AMENDMENT TO SECTION 5.05. Section 5.05 of the Credit Agreement is hereby amended by adding the following as Section 5.05(g):

          (g) The proceeds of Permitted Dividend Indebtedness shall be utilized by the US Borrower, within five Business Days of the date on which the US Borrower receives such proceeds, and by Holdings, promptly thereafter, to pay Permitted Dividends. A portion of the proceeds of Permitted Dividend Indebtedness may be

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     used to pay transaction costs, including, as applicable, any underwriting, brokerage or other customary commissions and legal, advisory and other fees and expenses associated therewith, related thereto.

          SECTION 4. AMENDMENT TO SECTION 6.17. Section 6.17(a) of the Credit Agreement is hereby amended by deleting clause (i) thereof in its entirety and inserting in lieu thereof the following:

               (i) from any asset sale by Holdings, any incurrence of Indebtedness by Holdings, any Recovery Event affecting Holdings or its property or assets, any sale or issuance of its equity, any cash capital contributions to it or any tax refunds received by it and

          SECTION 5. AMENDMENT TO SECTION 7.02. Section 7.02 of the Credit Agreement is hereby amended by (a) deleting the word "and" at the end of clause (o) thereof, (b) replacing the period at the end of clause (p) thereof with "; and" and (c) inserting at the end of such Section:

          (q) Holdings and the US Borrower may pay the Dividends permitted to be paid by Holdings and the US Borrower, respectively, pursuant to Section 7.06.

          SECTION 6. AMENDMENT TO SECTION 7.04. Section 7.04 of the Credit Agreement is hereby amended by (a) deleting the word "and" at the end of clause (q) thereof, (b) replacing the period at the end of clause (r) thereof with "; and" and (c) inserting at the end of such Section:

          (s) Subordinated Repurchase Indebtedness in an aggregate principal amount, subject to the proviso to the definition of Permitted Dividend Indebtedness, of not more than (x) $60,000,000 less (y) the aggregate principal amount of all Incremental Term Loans (whether previously incurred or to be incurred concurrently with the incurrence of such Subordinated Repurchase Indebtedness); PROVIDED that (x) upon the incurrence of such Subordinated Repurchase Indebtedness (and after giving effect thereto), (i) no Default or Event of Default shall have occurred and be continuing, (ii) the Adjusted Senior Leverage Ratio, on a pro forma basis (including, to the extent any Permitted Acquisition or Subsidiary Redesignation has occurred during the applicable Test Period, giving effect to such Permitted Acquisition and/or Subsidiary Redesignation on a Pro Forma Basis) after giving

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     effect to the incurrence of such Subordinated Repurchase Indebtedness (and any additional incurrence of Incremental Term Loans in connection with a Permitted Dividend to the extent not otherwise reflected on the balance sheet of the US Borrower as of the last day of the most recently ended four fiscal quarters) and the application of the proceeds therefrom, as of the last day of the most recently ended four fiscal quarters of the US Borrower, shall not exceed 2.00 to 1.00, (iii) the US Borrower shall be in compliance, on a pro forma basis (including, to the extent any Permitted Acquisition or Subsidiary Redesignation has occurred during the applicable Test Period, giving effect to such Permitted Acquisition and/or Subsidiary Redesignation on a Pro Forma Basis) after giving effect to the incurrence of such Subordinated Repurchase Indebtedness (and any additional incurrence of Incremental Term Loans in connection with a Permitted Dividend to the extent not otherwise reflected on the balance sheet of the US Borrower as of the last day of the most recently ended four fiscal quarters) and the application of the proceeds therefrom, with Section 7.09 and Section 7.10 of the Credit Agreement computed as if such Indebtedness had been outstanding during the most recently ended period of four consecutive fiscal quarters of the US Borrower, (iv) the incurrence of any such Subordinated Repurchase Indebtedness has been duly authorized by the US Borrower, and (v) the US Borrower has delivered to the Administrative Agent a certificate to the effect set forth in clauses (i),
     (ii), (iii) and (iv) above, together with all relevant calculations related thereto; and (y) the US Borrower shall, within five Business Days of the date on which the US Borrower receives the proceeds from the incurrence of any Subordinated Repurchase Indebtedness, pay Permitted US Borrower Dividends (and, at the option of the US Borrower, related transaction costs) with such proceeds and Holdings shall promptly thereafter utilize the proceeds of such Permitted Dividend to pay
     Permitted Holdings Dividends.

     SECTION 7. AMENDMENT TO SECTION 7.06. Section 7.06 of the Credit Agreement is hereby amended by (a) deleting the word "and" at the end of clause (k) thereof, (b) replacing the period at the end of clause (l) thereof with "; and" and (c) inserting at the end of such Section:

          (m) the US Borrower may pay Permitted US Borrower Dividends and Holdings may pay Permitted Holdings Dividends with the proceeds thereof; PROVIDED that (a) Holdings shall use the proceeds of Permitted US Borrower Dividends solely to pay Permitted Holdings Dividends and not for any other purpose, (b) immediately after the declaration and payment of any Permitted Dividend (after giving effect to any Permitted Dividend Indebtedness incurred in connection therewith), (x) the US Borrower will be in compliance with Section 7.09 and Section 7.10 of the Credit Agreement on a pro forma basis (including, to the extent any Permitted Acquisition or Subsidiary Redesignation has occurred during the applicable Test Period, giving effect to such Permitted Acquisition and/or Subsidiary Redesignation on a Pro Forma Basis) as if such Permitted Dividend Indebtedness (and any Permitted Dividend Indebtedness previously incurred in connection with any prior Permitted Dividends to the extent not otherwise reflected on the balance sheet of the US Borrower as of the last day of the most recently ended four fiscal quarters) had been outstanding during the most recently ended period of four consecutive fiscal quarters of the US Borrower and (y) no Default or Event of Default shall have occurred and be continuing, (c) prior to the payment of any Permitted Dividend, the Administrative Agent shall have received a certificate, dated the date of payment of such Permitted Dividend and signed by the chief financial officer of the US Borrower, (x) confirming compliance, after giving effect to all Permitted Dividend Indebtedness incurred on or prior to the date of such Permitted Dividend and the declaration and payment of any Permitted Dividends on or prior to such date, with the Senior Subordinated Note Indenture and setting forth in reasonable detail the calculations upon which

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     such confirmation is based and (y) certifying that the declaration and payment of Permitted US Borrower Dividends has been duly authorized by the US Borrower and (d) prior to the payment of any Permitted Holdings Dividends, the Administrative Agent shall have received a certificate signed by an appropriate officer of Holdings certifying that the declaration and payment of Permitted Holdings Dividends has been duly authorized by Holdings.

          SECTION 8. AMENDMENT TO SECTION 7.12. Section 7.12 of the Credit Agreement is hereby amended by (a) deleting the word "or" at the end of clause (e) thereof, (b) replacing the "." at the end of clause (f) thereof with a ";" and (c) inserting the following at the end of such Section:

     PROVIDED that nothing in this Section 7.12 shall prohibit (x) the payment of Permitted Holdings Dividends or (y) the amendment or modification of any of the agreements or organizational documents referred to in this
     Section 7.12 necessary to permit such payment to the extent that such amendment or modification is reasonably satisfactory in form and substance to the Administrative Agent.

          SECTION 9. CANADIAN AGENT. Effective 5:00 p.m., New York City time, on the date hereof, the undersigned Lenders hereby appoint JPMorgan Chase Bank, Toronto Branch, and JPMorgan Chase Bank, Toronto Branch, hereby agrees to act upon the express conditions contained in Article IX of the Credit Agreement, as successor Canadian Agent to act as specified in the Credit Agreement and in the other Credit Documents, at which time the resignation of J.P. Morgan Bank Canada from the performance of all its functions and duties as Canadian Agent under the Credit Agreement and under the other Credit Documents shall take effect. Following such appointment, any reference in the Credit Agreement or any other Credit Document to the "Canadian Agent" shall be to JPMorgan Chase Bank, Toronto Branch, acting in its capacity as Canadian Agent, and not to J.P. Morgan Bank Canada, acting in its capacity as Canadian Agent. The fees payable by the Credit Parties to the successor Canadian Agent shall be the same as those payable to its predecessor Canadian Agent unless otherwise agreed in writing between the applicable Credit Parties and JPMorgan Chase Bank, Toronto Branch. After J.P. Morgan Bank Canada's resignation as Canadian Agent under the Credit Agreement and the other Credit Documents, the provisions of Article IX and
Section 10.01 of the Credit Agreement shall continue in effect for the benefit of such retiring Canadian Agent, its sub-agents and their respective officers, directors, employees, representatives, trustees, affiliates and agents in respect of any actions taken or omitted to be taken by any of them while J.P. Morgan Bank Canada was acting as Canadian Agent.

          SECTION 10. REPRESENTATIONS AND WARRANTIES. Each of Holdings and the Borrowers represents and warrants to the Administrative Agent and the Lenders that:

          (a) This Amendment has been duly authorized, executed and delivered by each of Holdings and the Borrowers and constitutes a legal, valid and binding obligation of each of Holdings and the Borrowers, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium

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     or other laws affecting creditors' rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

          (b) None of the execution, delivery or performance by any of Holdings or the Borrowers of this Amendment, the compliance by any of Holdings or the Borrowers with the terms and provisions hereof, the declaration and payment of any Permitted Dividend, or the incurrence of any Permitted Dividend Indebtedness (i) will contravene any material provision of any applicable law, statute, rule or regulation, or any order, writ, injunction or decree of any Governmental Authority, (ii) will conflict or be inconsistent with, or result in any breach of, any of the terms, covenants, conditions or provisions of, or constitute a default under, or result in the creation or imposition of (or the obligation to create or impose) any Lien upon any of the property or assets of Holdings or any Borrower or any of their respective Subsidiaries pursuant to the terms of any indenture, mortgage, deed of trust, loan agreement, credit agreement or any other material agreement or instrument to which Holdings or any Borrower or any of their respective Subsidiaries is a party or by which Holdings or any Borrower or any of their respective Subsidiaries or any of the property or assets of Holdings or any Borrower or any of their respective Subsidiaries are bound or to which Holdings or any Borrower or any of their respective Subsidiaries may be subject or (iii) will violate any provision of the certificate or articles of incorporation, by-laws, certificate of partnership, partnership agreement, certificate of limited liability company, limited liability company agreement or equivalent organizational document, as the case may be, of Holdings or any Borrower or any of their respective Subsidiaries.

          (c) The representations and warranties of each of Holdings and each Borrower set forth in the Credit Documents are true and correct on and as of the date hereof, except to the extent such representations and warranties expressly relate to an earlier date, in which case such representations and warranties are true and correct as of such earlier date.

          (d) Immediately prior to and after giving effect to this Amendment, no Default or Event of Default shall have occurred and be continuing.

          SECTION 11. AMENDMENT FEE. In consideration of the agreements of the Lenders contained in this Amendment, the US Borrower agrees to pay to the Administrative Agent, for the account of each consenting Lender that delivers an executed counterpart of this Amendment to the Administrative Agent prior to 5:00 p.m., New York City time, on May 5, 2003, an amendment fee in an amount equal to 0.175% of such Lender's Revolving Loan Commitments and outstanding Term Loans (other than Incremental Term Loans) as of such date.

          SECTION 12. CONDITIONS TO EFFECTIVENESS. This Amendment shall become effective as of the date first above written when (a) the Administrative Agent shall have received counterparts of this Amendment that, when taken together, bear the signatures of Holdings, each Borrower and the Required Lenders, and (b) all fees (including the amendment fees contemplated by Section 11 hereof) and expenses required to be paid or

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     reimbursed by the US Borrower under or in connection with this Amendment or the Credit Agreement shall have been paid or reimbursed, as applicable.

          SECTION 13. CREDIT AGREEMENT. Except as specifically set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders, any Agent, the Collateral Agent, Holdings or any Borrower under the Credit Agreement or any other Credit Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Credit Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle Holdings or any Borrower to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Credit Document in similar or different circumstances. After the date hereof, any reference to the Credit Agreement shall mean the Credit Agreement as amended and waived hereby. This Amendment shall be a Credit Document for all purposes.

          SECTION 14. APPLICABLE LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

          SECTION 15. COUNTERPARTS. This Amendment may be executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute but one agreement. Delivery of an executed signature page to this Amendment by facsimile or other electronic transmission shall be effective as delivery of a manually signed counterpart of this Amendment.

          SECTION 16. EXPENSES. The US Borrower agrees to reimburse the Administrative Agent for its out-of-pocket expenses in connection with this Amendment, including the reasonable fees, charges and disbursements of Cravath, Swaine & Moore LLP, counsel for the Administrative Agent.

          SECTION 17. HEADINGS. The Section headings used herein are for convenience of reference only, are not part of this Amendment and are not to affect the construction of, or to be taken into consideration in interpreting, this Amendment.

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

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first written above.

                                             SALT HOLDINGS CORPORATION,

                                             By____________________________
                                               Name:
                                               Title:

                                             COMPASS MINERALS GROUP, INC.,
                                             as US Borrower,

                                             By____________________________
                                               Name:
                                               Title:

                                             SIFTO CANADA INC., as Canadian
                                             Borrower,

                                             By____________________________
                                               Name:
                                               Title:

                                             SALT UNION LIMITED, as UK
                                             Borrower,

                                             By____________________________
                                               Name:
                                               Title:

                                             JPMORGAN CHASE BANK,
                                             individually and as Administrative
                                             Agent

                                             By____________________________
                                               Name:
                                               Title:

                                             J.P. MORGAN BANK CANADA, as
                                             resigning Canadian Agent,

                                             By____________________________
                                               Name:
                                               Title:

                                             JPMORGAN CHASE BANK,
                                             TORONTO BRANCH, as successor
                                             Canadian Agent,

                                             By____________________________
                                               Name:
                                               Title:

                                             J.P. MORGAN EUROPE LIMITED,
                                             as UK Agent,

                                             By____________________________
                                               Name:
                                               Title:

                                             CREDIT SUISSE FIRST BOSTON,
                                             individually and as Co-
                                             Documentation Agent,

                                             By____________________________
                                               Name:
                                               Title:

                                             CREDIT LYONNAIS NEW YORK
                                             BRANCH, individually and as Co-
                                             Documentation Agent,

                                             By____________________________
                                               Name:
                                               Title:

                                             SIGNATURE PAGE TO AMENDMENT NO. 2,
                                             DATED AS OF MAY 5, 2003, TO THE
                                             COMPASS MINERALS GROUP, INC.
                                             CREDIT AGREEMENT

To Approve the Amendment:

                                             Name of Institution:

                                             ___________________________________

                                             by_________________________________
                                               Name:
                                               Title:

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